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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 10, 1998

                              IDEX Corporation
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            (Exact name of registrant as specified in its charter)


          Delaware                     1-10235                  36-3555336
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(State or other jurisdiction)     (Commission File           (I.R.S. Employer
                                      Number)                  Identification
                                                                      Number)


630 Dundee Road, Suite 400        Northbrook, Illinois                     60062
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                   (Address of principal executive offices)



Registrant's telephone number                                     (847) 498-7070
                             ---------------------------------------------------





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Item 5.

Attached hereto as an exhibit is the preliminary prospectus supplement to registration statement no. 333-41627 filed by IDEX Corporation ("IDEX") with respect to IDEX's proposed public offering of $150 million of senior notes due 2008.

















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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                  IDEX Corporation




                        February 10, 1998    /s/  WAYNE P. SAYATOVIC
                                             -----------------------------
                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer
                                                  and Secretary (Principal
                                                  Financial Officer)
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EXHIBIT INDEX


Exhibit 25      Statement of Eligibility of Trustee

Exhibit 99      Preliminary Prospectus
                Supplement to Registration
                Statement No. 333-41627